                                                              EXHIBIT 23


                       CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Form 10-K/A of Southdown, Inc. of our report dated January 27, 1994.


Deloitte & Touche
Houston, Texas
May 11, 1994